UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

November 14, 2011

Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION

(exact names of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(state or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

3660 Wilshire Boulevard, Ph-A

Los Angeles, California 90010

(Address of principal executive offices, including zip code)

(213) 382-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 14, 2011, Hanmi Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with FBR Capital Markets & Co. (the “Underwriter”), providing for the offer and sale in a firm commitment offering of 87,500,000 shares of the Company’s common stock at a public offering price of $0.80 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to 13,125,000 additional shares of common stock, solely to cover over-allotments, if any.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the public offering of the shares. The Company also has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance and sale of the common stock, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s Registration Statement filed with the U.S. Securities and Exchange Commission on Form S-3 (File No. 333-163206): (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Greenberg Traurig LLP as to the legality of the shares of common stock offered (Exhibit 5.1), and (iii) the consent of Greenberg Traurig LLP (Exhibit 23.1).

Item 8.01. Other Events.

On November 15, 2011, the Company issued a press release announcing the pricing terms of its previously announced underwritten public offering, that the offering consisted of 87,500,000 shares of common stock, priced at $0.80 per share to the public, and that the Company granted the Underwriter a 30-day option to purchase up to 13,125,000 additional shares of common stock, solely to cover over-allotments, if any. In addition, on November 15, 2011, the Company issued a press release announcing that the Underwriter exercised its over-allotment option to purchase an additional 13,125,000 shares of common stock. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement, dated November 14, 2011, by and between Hanmi Financial Corporation and FBR Capital Markets & Co.

5.1	Opinion of Greenberg Traurig LLP regarding the legality of the shares of common stock offered.

23.1	Consent of Greenberg Traurig LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 15, 2011, regarding the pricing of the underwritten public offering.

99.2	Press Release, dated November 15, 2011, regarding the exercise of the over-allotment option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

November 16, 2011	By:	/s/ JAY S. YOO
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

1.1	Underwriting Agreement, dated November 14, 2011, by and between Hanmi Financial Corporation and FBR Capital Markets & Co.

5.1	Opinion of Greenberg Traurig LLP regarding the legality of the shares of common stock offered.

23.1	Consent of Greenberg Traurig LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 15, 2011, regarding the pricing of the underwritten public offering.

99.2	Press Release, dated November 15, 2011, regarding the exercise of the over-allotment option.

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